Exhibit 99.1

(NASDAQ: BTAI) Next Wave of Medicines BioXcel Therapeutics, 555 Long Wharf Drive, New‹#H› aven, CT 06511 | www.bioxceltherapeutics.com Proprietary & Confidential

Safe Harbor Statement This document may contain forward-looking statements. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, the uncertainties associated with our limited operating history, product development, the regulatory approval process of the FDA, the market for our product candidates, the success of BXCL501 and BXCL701, the risks associated with dependence upon key personnel and the need for additional financing. Except as required by law, we do not assume any obligation to update forward-looking statements as circumstances change. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov and https://ir.bioxceltherapeutics.com/all-sec-filings. 2

BioXcel Therapeutics Investment Highlights Developing high value therapeutics in neuroscience and immuno-oncology utilizing a novel artificial intelligence platform First-in-Class Sublingual Thin Film for Acute Treatment of Agitation First-in-Class Targeting Rare Cancers First Clinical Partnership BXCL501 Data Readouts; BXCL701 Data Readouts; Selection of New Candidate(s) Proven Track Record of Drug Development Improves R&D Economics: Development Efficiency and Probability of Success 3 Proprietary & Confidential AI-Powered Drug Development Multiple Near-term Catalysts World Class Leadership BXCL701 BXCL501

BTI is Unleashing the Power of AI Across the Entire R&D Value Chain

Opportunity to generate multiple NDAs



NDA
4-5 Year Development Cycle
REGISTRATION TRIALS
4
REGULATORY TEAM
Registration Filings
CLINICAL DEVELOPMENT TEAM
3
Human Proof Of Concept
BXCL501
BXCL701
2
TRANSLATIONAL TEAM
Candidate Validation
MECHANISTIC INSIGHTS
1
MULTIPLE CANDIDATES
Selection of Best Candidates
AI Based Drug Development

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Attractive Portfolio Features De-risked approach LARGE MARKET OPPORTUNITY FASTER PATH TO MARKET $ LOWER COST OF DEVELOPMENT HIGHER PROBABILITY OF SUCCESS KEY FEATURES TO LAUNCH PROGRAM Clinical Proof of Mechanism Clinical PK/PD Clinical Safety Target Engagement Regulatory Path CMC 5 Proprietary & Confidential BXCL501 BXCL701

BioXcel Therapeutics Pipeline: Rapid Human PoC and Development Path

First-in-class neuroscience and immuno-oncology pipeline with multiple near-term milestones

Program	Product Candidate	Phase 1/2	Phase 2/3	Anticipated Milestones	Worldwide Rights
Treatment of Acute Agitation	**BXCL501** (Selective α_{2a} Adrenergic Receptor Agonist)	Bioavailability Study (multiple doses): Schizophrenia/Bipolar; Geriatric Dementia		✓BA study initiated with BXCL501 (4Q 2018) • BA study data readout (1H 2019) • Launch registration trials (2019)	bioxcel therapeutics
Immuno-Oncology	**BXCL701** (DPP 8/9 & FAP Inhibitor)	Neuroendocrine Prostate Cancer (tNEPC); Pancreatic Cancer		✓Initiated tNEPC phase 1b/2 trial (4Q 2018) • Initiate pancreatic trial (1H 2019) • Preliminary readouts (1H 2019) • PoC readout (2H 2019)	bioxcel therapeutics
Pipeline Expansion	BXCL501	Delirium, Opiate Withdrawal		• New indications & geography expansion (2019)	bioxcel therapeutics
	BXCL701	Exploring Multiple Tumor Types			
Future Programs		Additional Discovery Through an Exclusive AI Relationship with BioXcel (parent)			

*Bioavailability (BA) study for optimizing BXCL501 sublingual thin film dose for phase 3 registration trials

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Proprietary & Confidential

Clinical Programs BXCL501: First in Class Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation 7 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

BXCL501: Sublingual Thin Film Dexmedetomidine (Dex) for Acute Treatment of Agitation Rapid clinical development and regulatory approval path (505(b)(2)) Human PoC Established • Agitation: a growing global healthcare issue ($40B+) • Existing treatments are invasive with severe side effects NDA 2020 • BXCL501 - an innovative approach:  Directly targets a causal agitation mechanism  Easy to administer sublingual film with rapid onset of action  Established regulatory and reimbursement path (Adasuve) 8 Proprietary & Confidential

BXCL501: Sublingual Thin Film Formulation of Dexmedetomidine (Dex)

Sublingual film formulation under development with multiple dose strengths

Ideal Pharmaceutical Properties for a Non-invasive Sublingual Film Formulation

- Film **manufacturing completed**: drug **available for clinical studies**
- **Immediate release** type film with **muco-adhesion** properties
- **Multiple dose strengths** ranging from **10 µg to 60 µg** for initial clinical studies
- Developed using **proprietary technology** to handle **low dose ranges**



The Right Pharmacology and Safety Profile (Precedex – IV Dex)

Precedex®

- Initially Developed by Hospira as anesthetic/sedative (1999)
- Prescribed to **8M+ patients**
- Studied in **120 clinical trials**
- Demonstrated **efficacy in managing agitation** from **schizophrenia & delirium**

Effective Dose	Sedative Dose	Tolerable Dose
0.5µg/kg	1.6µg/kg	>5µg/kg

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Dexmedetomidine Mechanism of Action

Reduction of hyper-arousal from overactive locus coeruleus neurons in response to stress



Hyper-Arousal Physiology
Dexmedetomidine MoA
NE
Locus Coeruleus (LC)
Stress
NE = Norepinephrine
α2
Dexmedetomidine
(+) Agitation
(-) Agitation
Schizophrenia
Bipolar Disorder
Dementia
Delirium
Opiate Withdrawal

- Presynaptic α2 adrenergic receptors hyperpolarize LC neurons and prevent the release of NE.
- Dexmedetomidine (α2 adrenergic agonist) effectively shuts down LC neurons and reduces agitation with minimal sedation by reducing NE outflow.

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BXCL501 Human Proof of Concept IV Dex data from 90 patients: healthy volunteers and three disease pathologies 1 2 HEALTHY VOLUNTEERS 16 patient study [12 treatment + 4 placebo] Mild sedation achieved in 11/12 patients (RASS score of -1) No clinically meaningful effects on blood pressure and/or heart rate SCHIZOPHRENIA 14 patient study [10 treatment + 4 placebo] Clinical benefit observed in 9/10 patients  RASS score of -1  PEC score of 7 or below • • • • • • No patients in the placebo arm experienced meaningful sedation BXCL501 DELIRIUM Published data* 46/46 haloperidol refractory patients responded to IV Dex in reducing agitation ALZHEIMER’S DISEASE • • • 14 patient study [10 treatment + 4 placebo] • Currently ongoing 3 4 * Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 11 Proprietary & Confidential

Positive Results from IV Dex Study in Agitated Schizophrenia Patients Study results announced Nov 2018: primary endpoint met PEC Across Time 12 11 10 9 8 7 6 0 20 40 60 80 100 120 Minutes post start of infusion Dex Placebo Key Findings Small (n=14) randomized, placebo-controlled dose-ranging study, not powered to demonstrate statistical differences. 9 of 10 treated patients achieved a RASS score of -1 (arousable sedation). 9 of 10 treated patients had a PEC score of 7 or below (maximal agitation reduction). The reduction in agitation occurred before achieving sedation, demonstrating an increased therapeutic index of the drug. There were no clinically relevant cardiovascular changes. • • • • • 12 Proprietary & Confidential PEC Score

Acute Agitation Clinical Study Shows Easily Measured Endpoints Hyperactive delirium patients refractory to haloperidol are difficult to treat BXCL501 MoA Proven to Treat Agitated Delirium in Elderly Mean dose 0.47+/-0.12 µg/kg/hr 5 4 3 2 1 0 -1 -2 0 15 30 45 60 120 240 360 480 600 Minutes IV Haloperidol + IV Dex IV Dex only Start IV Haloperidol All Haloperidol-refractory Agitated Patients (n=46) were Calmed by Dex Treatment Carrasco et.al., Critical Care Medicine: July 2016, Vol 44, Issue 7, pp. 1295-1309 13 Proprietary & Confidential Richmond Agitation Sedation Scale, Points p = .01

BXCL501 Integrated Clinical Development Plan Acute agitation studies: short with easily measurable clinical endpoints [IND] 2018 Sublingual Thin Film Bioavailability Study Multiple Doses  Initiated 4Q18 2019 Registration Trial (Phase 2/3 Trials) Agitated Schizophrenia and Bipolar Patients Opiate Withdrawal Symptoms Agitated Alzheimer’s Patients Hyperactive Delirium *Clinical Development plan subject to agreement with FDA 2020 [First NDA] Proprietary & Confidential 14

Healthcare Costs Associated with Agitation are a Significant Economic Burden

Cost of acute agitation treatment across neuroscience disorders

U.S. Addressable Market for Acute Treatment of Agitation



Patients (M)
5.0*
1.1
Schizophrenia
Bipolar
Alzheimer's
Experienced Agitation
BXCL501 Relevant Patient Pool

12 – 24 episodes per patient

adasuve

Reimbursement; $145 per episode at launch

Indication Expansion

- Hyperactive Delirium
- Opiate/Alcohol Withdrawal
- PTSD/Hyperarousal
- Pre-MRI Anxiety

Large Market Potential

BXCL501: Rapid Development Path

* Alzheimer's and Schizophrenic / Bipolar patients

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Proprietary & Confidential

Clinical Programs BXCL701: First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC 16 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

BXCL701: Potential First-in-Class Oral IO Therapy Targeting Pancreatic Cancer and tNEPC Rare tumors with large market opportunity and limited competition Clinical Partnership • Orally administered activator of systemic innate immunity pathway  Converts “cold” tumors to “hot” tumors  Differentiated dual MoA inhibits DPP 8/9 & FAP FDA Orphan Drug Designation • Induces immune-activation and blocks immune-evasion • Established clinical proof of mechanism and tolerable safety profile Validation of AI Approach(1) • Offers synergistic benefit with multiple IO modalities Potential for Accelerated Approval and Breakthrough Therapy Designations (1) http://www.nature.com/nchembio/journal/v13/n1/abs/nchembio.2229.html?foxtrotcallback=true 17 Proprietary & Confidential

BXCL701 Affects Tumor Immune Responses at Multiple Levels With overlapping factors and effects Induces Pyroptosis in Macrophage/ Monocyte INNATE IMMUNITY BXCL701 OVERCOMES IMMUNE SUPPRESSION ADAPTIVE IMMUNITY CD8+ Effector and Memory T-cell Generation Block FAP and Breaks Fibrotic Tumor Barrier 18 Proprietary & Confidential

BXCL701: Existing Clinical Evidence Enables Rapid Development Path Data from >700 melanoma patients demonstrate well characterized PK/PD, target inhibition, & anti-tumor activity BXCL701 Human of Concept  Single Agent Efficacy PR Long Duration arable to Yervoy 4) $75 million stment erapeutics)  Stimulation Of Immune Cells  Induction of Pro-inflammatory Cytokine 19 Proprietary & Confidential  ~10% CR/  Comp (anti-CTL More than inve (Point Th ----Daily BXCL701 Dose---- Dose Proof  Target Inhibition

Triple Combination Achieved Complete Regression and Immunity in Pancreatic Tumors BXCL701 combination with NKTR-214 and Anti-PD-1 400.0 2108 1917 1725 1533 1342 1150 958 4 6 8 10 12 14 16 18 20 767 575 Complete Tumor 383 192 0 5 10 15 20 25 303540 45 50 55 60 65 70 75 80 85 90 95 100 105 110 Days after Tumor Inoculation Days After Tumor Re-challenge Dosing Stopped BXCL701 Dosing 20 Proprietary & Confidential Mean Tumor Volume (mm3) Mean Tumor Volume (mm3) VehicleBXCL701, 20 micro gram qd Anti-PD1, 10 mg/kg, biw BXCL701+NKTR-214 BXCL701+Anti-PD1 NKTR-214+ Anti-PD1 BXCL701+NKTR-214+Anti-PD1 and re-challenged with Pan02 Pan02 (naïve) Vehicle300.0 200.0 100.0 0.0 Days After Tumor Re-challenge Regression

BTAI and NKTR Clinical Partnership in Pancreatic Cancer Evaluate triple combination with complimentary mechanisms to achieve durable responses • Clinical partnership to evaluate novel triple combinations  BXCL701, NKTR-214, and a checkpoint inhibitor • Flexibility to use any checkpoint inhibitor  Including anti-PD-1 & anti-PDL-1 antibodies • Cost of development will be shared between parties • BTAI will be responsible to conduct the trials  Joint Development Committee (JDC) will oversee the study • Patent rights for the combination shall be jointly owned by the parties BXCL701 Validation through Clinical Partnership 21 Proprietary & Confidential

BXCL701 Human Proof of Concept in Two Rare Forms of Tumor Engaged in three clinical trials • • Proof of mechanism trial Validation of innate immunity MoA BXCL701 • Triple combination: BXCL701 + NKTR-214 + Checkpoint Inhibitor Collaboration with Nektar ® Data readouts: 2019 • • • IND: Approved Nov 2018 Combination with Keytruda® Data readouts: 2019 • • 22 Proprietary & Confidential Pancreatic Cancer Treatment Emergent Neuroendocrine Prostate Cancer (tNEPC) Pancreatic Cancer

Pancreatic Cancer Clinical Development Plan: Mechanistic and Anti-PD1 Combo Trial Biomarker driven development in advanced pancreatic cancer, potential breakthrough designation 2 Weeks of BXCL701 Treatment Before Surgery (Pre and Post Tissue Available (N=15)) Demonstration of Immune Cell Infiltration/Activation to Validate MoA Proof of Mechanism Trial [BXCL701 + NKTR-214 + Checkpoint Inhibitor] NO Global* Pivotal Study Efficacy Trial in Metastatic Patients after First-line Treatment Triple Combination Pre and Post Biopsy (N=30) Activity YES Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Louis Weiner, M.D. Director 23 Proprietary & Confidential Stop

tNEPC Clinical Development Plan: BXCL701 Combination with Keytruda Biomarker driven development, breakthrough and fast track designation potential Global* Pivotal Study Safety Run-in Safety/PD/immune-phenotyping (N=6) Phase 2 Expansion (N=30) *Expect to commence global development planning during Phase 2 Focus on EU and Japan  Trial Initiated: 4Q18 Simon 2-stage: 15+15 Primary Endpoint: ORR Combination: increase from ~3-5% (Keytruda single agent) to > 15% Secondary Endpoint: DoR, PFS, OS Exploratory Endpoint: Effect on immune cells (MDSC, T-cells, neutrophils) Eric Small, M.D. Chief, Division of Hematology/Oncology 24 Proprietary & Confidential

Large Market Opportunity

Limited competition

BXCL701 Combination Therapy

Pancreatic Cancer	tNEPC
2017 Pancreatic Cancer Patients ~53k	US Prostate Cancer Patient Population ~3M
50% Patients Eligible for Second Line	Patients Eligible for Treatment with ADT ~180k
Patients Eligible for BXCL701: 20k	***30% Progress to tNEPC: 30k***
Abraxane Sales ~$1 billion	*Zytiga and Xtandi Sales ~$4.5 billion*

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Offers Pipeline-in-a-Product Platform Broad potential across multiple IO modalities Rationale MoA complementary to IO checkpoints by stimulation of innate and acquired immune system Impact Increases efficacy in patients with “cold” tumors Checkpoint Inhibitors Stimulation of chemotaxis, cytoxicity and formation of memory T-cells Expansion from blood tumors to solid tumors and duration of responses Cellular Therapies BXCL701 Therapeutic Vaccines Strong and tolerable adjuvant activity Optimization of cancer vaccine efficacy Clinically demonstrated stimulation of effector cells, natural killer cells Increased efficacy, expansion to patients with low target expression ADCC-Monoclonal Antibodies 26 Proprietary & Confidential

Value Creation Catalysts 27 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

Milestones Accomplished Since IPO

Highlights from 2018 YTD

	BXCL501		BXCL701
CMC	Clinical Supplies: ✓		Clinical Supplies: ✓
REGULATORY	IND Accepted Dec 2018		IND: tNEPC Accepted Nov 2018
CLINICAL	Bioavailability Study: 4Q18		First Patient Dosing in tNEPC: 4Q18
STRATEGIC	Indication Expansion: Delirium & Opiate Withdrawal		Clinical Partnership NEKTAR

Formed World Class 8 Member Advisory Board for BXCL501 & BXCL701
Built a Team of ~20 Members

On Track to **Achieving Key Milestones for Value Creation** in 2018 and 2019

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Key Milestones for Value Creation

Two mid-stage clinical trial candidates

Drug	Indication	1H'18	2H'18	1H'19	2H'19	2020 and Beyond	
BXCL501	Healthy Volunteers	IV Dex Study Completed	Bioavailability Study Initiation (Sublingual Thin Film)	Dose Selection		NDA	
	Schizophrenia / Bipolar Disease	IV Dex Study Completed	**Data Announced** PoC Established	Registration Trial (Phase 2/3)			
	Geriatric Dementia	IV Dex Study Ongoing	**Data Readout** Further Establish PoC	Registration Trial (Phase 2/3)			
BXCL701	Neuroendocrine Prostate Cancer (tNEPC)		Combination Trial Opened (BXCL701+Keytruda)	**Preliminary Readout**	**Data Readout**	Registration Trial	NDA
	Pancreatic Cancer (PDA)		Proof of Mechanism Trial Initiation (BXCL701)	**Mechanistic Readout**		Registration Trial	
				Triple Combination Trial Initiation	**Data Readout**	Registration Trial	
Emerging Programs	Neuroscience and Immuno-oncology	Selection of Next Candidate(s)					

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Optimally Positioned for Execution Support from world-class investors Funded to Reach Multiple Inflection Points • • Total cash and cash equivalents of $47.1 million as of September 30th, 2018 Major shareholders include Fidelity (8.4%), Artemis (8.02%), and DNCA Finance (5.11%) Analyst Coverage: Geoff Meacham (Barclays), Carter Gould (UBS), Do Kim (BMO Capital Markets), Sumant Kulkarni (Canaccord Genuity), Ram Selvaraju (H.C. Wainwright) • 30 Proprietary & Confidential

Appendix Management and Board Profile 31 PropriPertoapriyet&aryC&onCofindfiednenttiiaall

Neuroscience Clinical Advisory Board to Support Global Development of BXCL501 Prominent clinicians and neuroscientists to guide advancement of lead programs and emerging neuroscience pipeline Clinical Advisory Board Sheldon H. Preskorn, M.D. Stephen R. Marder, M.D. George Grossberg, M.D. Alan Breier, M.D. Professor of Psychiatry Director, Section on Psychosis Director, Geriatric Psychiatry Professor of Psychiatry, Vice-Chair for Clinical Research 32 Proprietary & Confidential

Immuno-Oncology Clinical Advisory Board to Advance BXCL701 Development Appointment of world renowned immuno-oncology clinicians and scientists Clinical Advisory Board Louis M. Weiner, M.D. Emmanuel S. Antonarakis, M.D. Daniel Von Hoff, M.D., F.A.C.P. Eric J. Small, M.D. Associate Professor of Oncology and Urology Director, Georgetown Lombardi Comprehensive Cancer Center Chief, Division of Hematology/Oncology Physician in Chief, Distinguished Professor at the TGen 33 Proprietary & Confidential

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs MANAGEMENT TEAM VIMAL MEHTA CEO & Member of Board FRANK YOCCA Chief Scientific Officer VINCENT J. O’NEILL Chief Medical Officer RICHARD I. STEINHART Chief Financial Officer 34 Proprietary & Confidential

World-Class Leadership Team Supported By Strong Board of Directors and Advisory Board Combined experience of 150+ years in drug development with 15 approved drugs BOARD OF DIRECTORS STRATEGIC ADVISORS PETER MUELLER Chairman of Board STEVE LAUMAS Member of Board KRISHNAN NANDABALAN Member of Board STEVEN PAUL Member of Board, Voyager Therapeutics SHEILA GUJRATHI CEO, Gossamer Bio 35 Proprietary & Confidential

Dr. Vimal Mehta, CEO BioXcel Therapeutics, New Haven, CT 06511 vmehta@bioxceltherapeutics.com 36 PropriPertoapriyet&aryC&onCofindfiednenttiiaall